UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington, 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2021

Date of reporting period: April 23, 2021

-------------------------------------------------------------------------------------------------------------------------------------

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

 Dividend Checks Are Processed Directly From the Bank & Come in a Wells Fargo Envelope

President’s Report

Dear Shareholders,

As your President I work in Kasaan from April through October managing the operations out in the field and taking care of Kavilco property in the village and beyond. I work with the Organized Village of Kasaan and the City of Kasaan on projects that are beneficial to those concerned. This year, however, I was in Ketchikan for a few weeks making sure I was Coronavirus free before going to Kasaan in Mid March. I pretty much stayed put until I got the shots, one full year to the day. The last time I spent the entire winter in Kasaan I was in the 8th grade.

Several shareholders did get hit by the Virus but as far as I know no shareholders were lost. A couple were hit pretty hard and survived. Social distancing is not that hard in Kasaan, jokingly I tell people social distancing in Kasaan is a way of life, always has been, and always will be. Nobody moves to Kasaan for the social events. That being said, I am looking forward to our first Pot Luck. This event brings people together. I will say this, the people who live in Kasaan are good people.

One of the things the Kasaan Haida Heritage Foundation (KHHF) and Kavilco have been working on is the replacement of the Killer Whale Totem at Whale House Park in Kasaan. It sounds simple enough but that is not the case. The KHHF is working with master carver Stormy Hamar on this project. The funds for this job came from auctions and donations put on by the KHHF. About $4,000 was donated during the zoom shareholder meeting in November 2020; that worked out pretty well.

Aside from that not many people came and went from Kasaan during the summer of 2020, lets hope 2021 will be different.

Sincerely, Louis L., Jones, Sr., President

 Kavilco & COVID19, One Year Later

On a Friday in March of 2020, the Kavilco Board of Directors received the stay at home order due to Covid-19. The processes and procedures in Kavilco’s office changed quickly and dramatically over the past year. The learning curve has been both necessary and palpable. Every aspect of office work changed in some regard.

Many of the companies that Kavilco works with, from the bank to the auditors, and to the companies that provide service to us in Kasaan have been short staffed, working from home, and have changed their procedures as well. We have had to learn to be as patient with them as they are with us. On more than one occasion checks have been delayed or lost, or emails go unanswered for a few days. And getting a phone call from someone you know is working from home just feels different somehow, mostly friendlier. These changes may become part of a new business model going forward in many sectors.

We would like to take this opportunity to thank all of our shareholders for being patient with us as we worked through this year in quarantine, your support and patience did not go unnoticed.

Now that everyone is starting to get back up to speed, as they have figured out how to work safely from a distance and have worked through many of the new things that have been sprung upon us in the past year; the vaccine is finally ready and available for everyone.

Will work life be the same? It’s a question on everyone’s mind as the vacancy rates in downtown Seattle skyrocket.

Kavilco’s Board of Directors have worked remotely for the entire year and staff has taken turns coming into the office. Many businesses are seeing the benefits of having staff working from home, as well as the pitfalls, as everything has changed.

It is not known at this time if the July Board meeting will be held in Kasaan as the UK Covid variant is spiking in places. We are keeping in contact with the Organized Village of Kasaan and the City of Kasaan to monitor the situation there.

We know this a still a difficult time for many, and we urge you to stay safe, follow CDC guidelines and do your part for yourself and others to stay healthy.

Portfolio

To offset the negative impact on the US economy, the Federal Reserve has been purchasing treasuries further out on the yield curve to keep interest rates low. It has also been active in the municipal, the investment-grade, and junk corporate bond market.

This massive influx of capital has resulted in commodity prices across the board to rise which is usually a harbinger of future inflation.

The monetary stimulus is only part of the inflationary problem. Congress has entered the fray by passing the five trillion-dollar stimulus package which is roughly a quarter of the Gross Domestic Product.

The foregoing has resulted in a $4.2 trillion increase in money supply over the past year (money supply is referred to M2 which includes currency, deposits and shares in retail money-market mutual funds).

Economic signs are already flashing that inflation is in the forefront. Rising commodity prices and bond yields coupled with an increase in the producer price index point to higher inflation.

Pursuant to the 2020 audited financial statements, 24.4% of the portfolio is made up of financial stock. This is a relatively good hedge against hyperinflation. There are plans to add to this sector not only for capital gains but for dividend income as well.

Commodities, with special focus on precious metals, is another hedge against inflation. Currently, there is limited investments in this sector, however, there are plans to start increasing our exposure in precious metals and mining.

The board is also looking at various sectors that will benefit from the recovery from the virus shut down. this would include various transportation, leisure, and recreational companies.

Spring Dividend Declaration

I am pleased to announce that on March 12, 2021, the Kavilco Board of Directors declared a cash dividend of $17.00 per share (long term capital gains are unknown at this time.) This dividend was paid to share-holder of record as of March 15, 2021. The dividend was payable on March 24, 2021 and reflects un-distributed earnings from 2020.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being sub-ject to a 17% federal income tax rate. For shareholders with 100 shares your dividend is $1,700.00. The Spring dividend completes the distribution of earnings for 2020; combined with the Fall dividend the total earnings distribution for 2020 is $87.00 per share.

If Kavilco was not a Registered Investment Company and had to pay income tax your spring dividend after tax would have been $1411.00. You receive an additional $289.00 because Kavilco does not have to pay federal income tax.

 Board Member Highlight

Ramona Hamar, Director Ramona is Kavilco’s longest serving board member. She has been on Kavilco’s Board of Directors since it’s inception in 1973.

Ramona’s experience and guidance is heavily valued on the board of directors. As a strong Native woman, she is a wealth of information.

Ramona has a compass that points directly toward what is in the best interest of Kavilco shareholders.

Ramona lives and works in Anchorage AK and enjoys fishing with her sister Dianne Demmert, who then cooks up a feast. You cannot help but love every moment you share with Ramona. We are grateful to have you with us.